UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number: 811-05742

Name of Fund: BlackRock Funds

                                    BlackRock China A Opportunities Fund

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds, 55 East 52nd               Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 10/31/2019

Date of reporting period: 10/31/2019

Item 1 – Report to Stockholders

OCTOBER 31, 2019

2019 Annual Report

BlackRock FundsSM

•	BlackRock China A Opportunities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from BlackRock or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper free of charge. If you hold accounts directly with BlackRock, you can call (800) 537-4942 to inform BlackRock that you wish to continue receiving paper copies of your shareholder reports. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds advised by BlackRock Advisors, LLC, BlackRock Fund Advisors or their affiliates, or all funds held with your financial intermediary, as applicable.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) accessing the BlackRock website at blackrock.com/edelivery and logging into your accounts, if you hold accounts directly with BlackRock, or (ii) contacting your financial intermediary, if you hold accounts through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

Investment performance in the 12 months ended October 31, 2019 was a tale of two markets. The first half of the reporting period was characterized by restrictive monetary policy, deteriorating economic growth, equity market volatility, and rising fear of an imminent recession. During the second half of the reporting period, stocks and bonds rebounded sharply, as influential central banks shifted toward accommodative monetary policy, which led to broad-based optimism that a near-term recession could be averted.

After the dust settled, equity and bond markets posted mixed returns while weathering significant volatility. U.S. large cap equities and U.S. bonds advanced, while equities at the high end of the risk spectrum — emerging markets and U.S. small cap — posted modest negative returns.

Fixed-income securities played an important role in diversified portfolios by delivering strong returns amid economic uncertainty, as interest rates declined (and bond prices rose). Long-term bonds, particularly long-term Treasuries, proved to be an effective ballast for diversified investors. Investment-grade and high-yield corporate bonds posted positive returns, as the credit fundamentals in corporate markets remained relatively solid.

In the U.S. equity market, volatility spiked in late 2018, as a wide variety of risks were brought to bear on markets, including rising interest rates, slowing global growth, and heightened trade tensions. Volatility also rose in emerging markets, as the appreciating U.S. dollar and higher interest rates in the U.S. disrupted economic growth abroad. Despite an economic slowdown in Europe and ongoing uncertainty about Brexit, European equities posted a modest positive return.

As equity performance faltered and global economic growth slowed, the U.S. Federal Reserve (the “Fed”) shifted away from policies designed to decrease inflation in favor of renewed efforts to stimulate economic activity. The Fed left interest rates unchanged in January 2019, then reduced interest rates three times thereafter, starting in July 2019. Similarly, the Fed took measures to support liquidity in short-term lending markets. Following in the Fed’s footsteps, the European Central Bank announced aggressive economic stimulus measures, including lower interest rates and the return of its bond purchasing program. The Bank of Japan signaled a continuation of accommodative monetary policy, while China committed to looser credit conditions and an increase in fiscal spending.

The outpouring of global economic stimulus led to a sharp rally in risk assets throughout the world despite the headwind of rising geopolitical and trade tensions. Hopes continued to remain high as the current economic expansion became the longest in U.S. history.

We continue to expect a slowing expansion with additional room to run. Despite a sharp slowdown in trade and manufacturing across the globe, U.S. consumers continued to spend at a relatively healthy pace, benefiting from the lowest unemployment rate in 50 years and rising wages. However, trade disputes and the resulting disruptions in global supply chains, as well as geopolitical tensions, particularly in the Middle East, continued to have a negative impact on global growth.

Overall, we favor reducing investment risk due to rising economic uncertainty. We believe U.S. equities remain relatively attractive, but we are shifting to a more cautious stance by emphasizing factors that seek lower-volatility and higher-quality stocks. In fixed income, government bonds continue to be important portfolio stabilizers, while emerging market bonds offer relatively attractive income opportunities.

In this environment, investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of October 31, 2019
	6-Month	12-Month
U.S. large cap equities (S&P 500® Index)	4.16%	14.33%
U.S. small cap equities (Russell 2000® Index)	(1.09)	4.90
International equities (MSCI Europe, Australasia, Far East Index)	3.35	11.04
Emerging market equities (MSCI Emerging Markets Index)	(1.67)	11.86
3-month Treasury bills (ICE BofAML 3-Month U.S. Treasury Bill Index)	1.21	2.40
U.S. Treasury securities (ICE BofAML 10-Year U.S. Treasury Index)	8.17	15.85
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	5.71	11.51
Tax-exempt municipal bonds (S&P Municipal Bond Index)	3.52	9.07
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	2.69	8.38
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

2	THIS PAGE IS NOT PART OF YOUR FUND REPORT

3

Fund Summary as of October 31, 2019	BlackRock China A Opportunities Fund

Investment Objective

BlackRock China A Opportunities Fund (the “Fund”) investment objective is to seek to maximize total return. Total return means the combination of capital appreciation and investment income.

Portfolio Management Commentary

How did the Fund perform?

Since inception (December 27, 2018) through October 31, 2019, the Fund outperformed its benchmark, the MSCI China A Onshore Index.

What factors influenced performance?

Sentiment and quality insights supported the Fund’s positive relative performance over the reporting period. Insights that decipher broker analyst and retail participants in the A-shares market were most beneficial to Fund returns, while measures of fundamental momentum and sustainable balance sheet management also buoyed performance. Approximately 90% of the positive contributions to relative performance stemmed from superior stock selection.

In sector terms, positive contributions were led by positioning with respect to industrials, while positioning with respect to materials, health care, communication services and consumer staples also contributed meaningfully. In terms of individual names, the largest contributors were Zoomlion Heavy Industry Science and Technology Co. Ltd., Dongfang Electric Corporation and Northeast Securities Co. Ltd.

Positioning with respect to energy and financials detracted slightly from Fund performance. In terms of individual names, the biggest laggards included Muyuan Foods Co. Ltd., Hangzhou Hikvision Digital Technology Co. Ltd. and Bank of Communications Co. Ltd.

Describe recent portfolio activity.

The Fund seeks to pursue its investment objective by investing in equity securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks that the Fund can seek to capture by over- and under-weighting particular equities while seeking to control incremental risk. BlackRock Advisors, LLC, the Fund’s investment adviser, then constructs and rebalances the portfolio by integrating its investment insights with the model-based optimization process.

Over the period, the Fund’s overweight position to industrials was trimmed, particularly with respect to machinery companies. In addition, the Fund’s underweight to financials was moved to a neutral stance, while the materials exposure went from an underweight position to an overweight.

Describe portfolio positioning at period end.

At the end of the period, the Fund’s largest overweight was to industrials, while consumer discretionary remained a notable underweight.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Fund Summary as of October 31, 2019 (continued)	BlackRock China A Opportunities Fund

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Commencement of operations.
(b)	Assuming transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional and Class K Shares do not have a sales charge.
(c)

The Fund primarily intends to invest in equity securities or other financial instruments that are components of, or have characteristics similar to, the securities included in MSCI China A Onshore Index.

(d)	The index captures large and mid-cap representation across China securities listed on the Shanghai Stock Exchange and Shenzhen Stock Exchange.

Performance Summary for the Period Ended October 31, 2019

		Total Returns (a)
	6-Month Total Returns	Since Inception (b)
Institutional	(0.81)%	34.40%
Class K	(0.74)	34.50
MSCI China A Onshore Index	(3.89)	28.98

(a)	See “About Fund Performance” on page 7 for a detailed description of share classes, including any related fees.
(b)	The Fund commenced operations on December 27, 2018.
Past performance is not indicative of future results.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

FUND SUMMARY	5

Fund Summary as of October 31, 2019 (continued)	BlackRock China A Opportunities Fund

Overview of the Fund’s Total Investments

Portfolio Information

SECTOR ALLOCATION

Sector	Percent of Net Assets
Financials	28%
Industrials	16
Consumer Staples	13
Information Technology	9
Health Care	9
Materials	5
Communication Services	5
Consumer Discretionary	4
Real Estate	4
Energy	4
Utilities	2
Other Assets Less Liabilities	1

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

TEN LARGEST HOLDINGS

Security(a)	Percent of Net Assets
Ping An Insurance Group Co. of China Ltd.	5%
Kweichow Moutai Co. Ltd.	4
China Everbright Bank Co. Ltd.	3
Anhui Conch Cement Co. Ltd.	3
Zoomlion Heavy Industry Science and Technology Co. Ltd.	3
Industrial Securities Co. Ltd.	2
Industrial Bank Co. Ltd.	2
Wuliangye Yibin Co. Ltd.	2
Foshan Haitian Flavouring & Food Co. Ltd.	2
Jiangsu Kanion Pharmaceutical Co. Ltd.	2

(a)	Excludes short-term investments.

Expense Example

	Actual			Hypothetical (a)
	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period (b)	Beginning Account Value (05/01/19)	Ending Account Value (10/31/19)	Expenses Paid During the Period (b)	Annualized Expense Ratio
Institutional	$1,000.00	$991.90	$4.87	$1,000.00	$1,020.32	$4.94	0.97%
Class K	1,000.00	992.60	4.72	1,000.00	1,020.47	4.79	0.94

(a)	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
(b)

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

6	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

About Fund Performance

Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser, has contractually and/or voluntarily agreed to waive and/or reimburse a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. With respect to the Fund’s voluntary waivers, the Manager is under no obligation to waive and/or reimburse or to continue waiving and/or reimbursing its fees and such voluntary waivers may be reduced or discontinued at any time. With respect to the Fund’s contractual waivers, the Manager is under no obligation to continue waiving and/or reimbursing its fees after the applicable termination date of such agreement. See Note 4 of the Notes to Financial Statements for additional information on waivers and/or reimbursements.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on May 1, 2019 and held through October 31, 2019) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

ABOUT FUND PERFORMANCE / DISCLOSURE OF EXPENSES	7

Schedule of Investments October 31, 2019	BlackRock China A Opportunities Fund (Percentages shown are based on Net Assets)

Security	shares	Value

Common Stocks — 98.9%

Aerospace & Defense — 1.2%
Avicopter plc, Class A	27,895	$178,742

Air Freight & Logistics — 0.3%
CMST Development Co. Ltd., Class A	56,100	41,824

Auto Components — 0.1%
Huayu Automotive Systems Co. Ltd., Class A	2,600	9,255

Automobiles — 0.4%
Great Wall Motor Co. Ltd., Class A	52,400	66,669

Banks — 13.1%
Bank of Chengdu Co. Ltd., Class A	24,900	29,751
Bank of Communications Co. Ltd., Class A	11,500	9,149
Bank of Hangzhou Co. Ltd., Class A	49,560	63,237
Bank of Jiangsu Co. Ltd., Class A	115,300	115,617
Bank of Nanjing Co. Ltd., Class A	244,264	298,846
Bank of Shanghai Co. Ltd., Class A	104,600	138,338
China CITIC Bank Corp. Ltd., Class A	202,100	175,630
China Construction Bank Corp., Class A	38,000	39,279
China Everbright Bank Co. Ltd., Class A	829,500	510,375
China Merchants Bank Co. Ltd., Class A	20,400	102,627
China Minsheng Banking Corp. Ltd., Class A	251,200	219,011
Industrial Bank Co. Ltd., Class A	122,200	324,232

		2,026,092

Beverages — 8.8%
Anhui Yingjia Distillery Co. Ltd., Class A	23,900	72,223
Kweichow Moutai Co. Ltd., Class A	3,879	648,462
Luzhou Laojiao Co. Ltd., Class A	3,500	43,230
Shanxi Xinghuacun Fen Wine Factory Co. Ltd., Class A	14,096	177,682
Tsingtao Brewery Co. Ltd., Class A	15,800	105,173
Wuliangye Yibin Co. Ltd., Class A	17,200	321,380

		1,368,150

Biotechnology — 1.2%
Hualan Biological Engineering, Inc., Class A	37,207	190,118

Capital Markets — 8.4%
Changjiang Securities Co. Ltd., Class A	193,938	187,091
China Merchants Securities Co. Ltd., Class A	93,800	218,563
Dongxing Securities Co. Ltd., Class A	55,800	86,012
Guosen Securities Co. Ltd., Class A	8,900	15,423
Guotai Junan Securities Co. Ltd., Class A	80,300	194,120
Industrial Securities Co. Ltd., Class A	371,200	335,567
SooChow Securities Co. Ltd., Class A	196,121	252,570
Western Securities Co. Ltd., Class A	9,800	12,289

		1,301,635

Chemicals — 0.4%
Huapont Life Sciences Co. Ltd., Class A	43,300	29,775
Weihai Guangwei Composites Co. Ltd., Class A	6,640	38,358

		68,133

Commercial Services & Supplies — 0.3%
Shanghai M&G Stationery, Inc., Class A	6,600	46,813

Communications Equipment — 0.4%
Addsino Co. Ltd., Class A(a)	42,900	59,644

Construction & Engineering — 3.5%
China National Chemical Engineering Co. Ltd., Class A	129,300	109,612
China Railway Hi-tech Industry Co. Ltd., Class A	49,000	70,101

Security	shares	Value

Construction & Engineering (continued)
China State Construction Engineering Corp. Ltd., Class A	375,300	$278,989
Metallurgical Corp. of China Ltd., Class A	173,500	67,409
Shanghai Tunnel Engineering Co. Ltd., Class A	21,500	17,744

		543,855

Construction Materials — 3.1%
Anhui Conch Cement Co. Ltd., Class A	81,000	484,265

Distributors — 0.3%
Wuchan Zhongda Group Co. Ltd., Class A	53,148	42,104

Electrical Equipment — 2.2%
Shenzhen Megmeet Electrical Co. Ltd., Class A	14,800	41,007
Sieyuan Electric Co. Ltd., Class A	58,100	102,009
Zhejiang Wanma Co. Ltd., Class A	92,400	76,039
Zhejiang Yankon Group Co. Ltd., Class A	72,400	42,718
Zhongshan Broad Ocean Motor Co. Ltd., Class A(a)	152,300	81,353

		343,126

Electronic Equipment, Instruments & Components — 6.1%
Aoshikang Technology Co. Ltd., Class A	4,800	41,911
AVIC Jonhon Optronic Technology Co. Ltd., Class A	5,590	31,966
Foxconn Industrial Internet Co. Ltd., Class A	2,900	6,310
Guangzhou Shiyuan Electronic Technology Co. Ltd., Class A	24,000	291,116
Hangzhou Hikvision Digital Technology Co. Ltd., Class A	23,400	107,058
Luxshare Precision Industry Co. Ltd., Class A	22,620	101,825
Shennan Circuits Co. Ltd., Class A	188	3,962
Shenzhen Anche Technologies Co. Ltd., Class A	8,100	53,678
Shenzhen Everwin Precision Technology Co. Ltd., Class A	39,100	81,910
Universal Scientific Industrial Shanghai Co. Ltd., Class A	23,300	48,390
Wuhan Guide Infrared Co. Ltd., Class A	29,450	90,926
WUS Printed Circuit Kunshan Co. Ltd., Class A	28,698	88,117

		947,169

Energy Equipment & Services — 0.6%
China Oilfield Services Ltd., Class A	37,508	78,242
Yantai Jereh Oilfield Services Group Co. Ltd., Class A	2,100	9,123

		87,365

Entertainment — 2.8%
G-bits Network Technology Xiamen Co. Ltd., Class A	2,900	110,617
Ourpalm Co. Ltd., Class A(a)	285,000	184,262
Perfect World Co. Ltd., Class A	4,300	17,988
Wuhu Sanqi Interactive Entertainment Network Technology Group Co. Ltd., Class A	49,935	129,216

		442,083

Food & Staples Retailing — 0.3%
Chengdu Hongqi Chain Co. Ltd., Class A	33,600	40,727

Food Products — 4.0%
Chacha Food Co. Ltd., Class A	41,486	197,014
Foshan Haitian Flavouring & Food Co. Ltd., Class A	19,900	315,235
Hebei Chengde Lolo Co., Class A	37,600	42,293
Jiangxi Huangshanghuang Group Food Co. Ltd., Class A	25,600	57,558

8	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Schedule of Investments (continued) October 31, 2019	BlackRock China A Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Food Products (continued)
Wens Foodstuffs Group Co. Ltd., Class A	2,600	$14,834

		626,934

Health Care Equipment & Supplies — 1.4%
Jafron Biomedical Co. Ltd., Class A	15,100	149,852
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Class A	2,900	73,137

		222,989

Health Care Providers & Services — 1.1%
China National Accord Medicines Corp. Ltd., Class A	19,620	129,573
Guangxi Liuzhou Pharmaceutical Co. Ltd., Class A	8,600	43,149

		172,722

Hotels, Restaurants & Leisure — 0.5%
Shenzhen Overseas Chinese Town Co. Ltd., Class A	72,000	71,851

Household Durables — 2.2%
Gree Electric Appliances, Inc. of Zhuhai, Class A	27,015	224,971
KingClean Electric Co. Ltd., Class A	31,400	94,345
Midea Group Co. Ltd., Class A	2,600	20,453

		339,769

Independent Power and Renewable Electricity Producers — 0.7%
Huaneng Lancang River Hydropower, Inc., Class A	44,000	27,806
SDIC Power Holdings Co. Ltd., Class A	64,100	75,788

		103,594

Insurance — 6.1%
China Pacific Insurance Group Co. Ltd., Class A	29,400	143,674
Ping An Insurance Group Co. of China Ltd., Class A	64,600	805,546

		949,220

IT Services — 0.7%
Beijing Lanxum Technology Co. Ltd., Class A(a)	10,100	14,317
DHC Software Co. Ltd., Class A	92,200	93,228

		107,545

Machinery — 6.5%
Harbin Boshi Automation Co. Ltd., Class A	10,600	15,191
Sany Heavy Industry Co. Ltd., Class A	119,800	228,664
Tian Di Science & Technology Co. Ltd., Class A	43,000	20,174
Weichai Power Co. Ltd., Class A	112,398	184,070
XCMG Construction Machinery Co. Ltd., Class A	68,800	44,058
Zhengzhou Yutong Bus Co. Ltd., Class A	25,300	51,273
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class A	558,281	462,892

		1,006,322

Media — 1.6%
Bluefocus Intelligent Communications Group Co. Ltd., Class A	122,100	98,068
Chinese Universe Publishing and Media Group Co. Ltd., Class A	92,197	155,395

		253,463

Metals & Mining — 1.9%
Guangdong Hongda Blasting Co. Ltd., Class A	16,500	32,494
Hesteel Co. Ltd., Class A	68,181	23,972
Jinduicheng Molybdenum Co. Ltd., Class A	99,200	100,641
Nanjing Iron & Steel Co. Ltd., Class A	100,700	43,530

Security	Shares	Value

Metals & Mining (continued)
Xinxing Ductile Iron Pipes Co. Ltd., Class A	172,100	$94,416

		295,053

Oil, Gas & Consumable Fuels — 3.0%
Anhui Hengyuan Coal Industry and Electricity Power Co. Ltd., Class A	4,412	3,408
China Coal Energy Co. Ltd., Class A	127,000	84,258
Guizhou Panjiang Refined Coal Co. Ltd., Class A	23,300	17,506
Shaanxi Coal Industry Co. Ltd., Class A	112,100	133,134
Shanxi Lu’an Environmental Energy Development Co. Ltd., Class A	129,800	128,966
Shanxi Xishan Coal & Electricity Power Co. Ltd., Class A	128,500	103,256

		470,528

Pharmaceuticals — 5.0%
Apeloa Pharmaceutical Co. Ltd., Class A	300	554
Changchun High & New Technology Industry Group, Inc., Class A	1,900	122,554
China Resources Double Crane Pharmaceutical Co. Ltd., Class A	62,500	112,861
China Resources Sanjiu Medical & Pharmaceutical Co. Ltd., Class A	15,800	65,997
Jiangsu Hengrui Medicine Co. Ltd., Class A	4,440	57,181
Jiangsu Kanion Pharmaceutical Co. Ltd., Class A	120,979	302,949
Jiangsu Nhwa Pharmaceutical Co. Ltd., Class A	47,400	75,678
Shandong Buchang Pharmaceuticals Co. Ltd., Class A	4,500	13,063
Zhejiang Jingxin Pharmaceutical Co. Ltd., Class A	17,400	24,363

		775,200

Real Estate Management & Development — 4.4%
China Union Holdings Ltd., Class A	163,680	92,768
Gemdale Corp., Class A	43,800	73,883
Greenland Holdings Corp. Ltd., Class A	205,904	199,004
Macrolink Culturaltainment Development Co. Ltd., Class A	270,600	182,633
Poly Developments and Holdings Group Co. Ltd., Class A	14,900	30,419
RiseSun Real Estate Development Co. Ltd., Class A	80,962	99,818

		678,525

Semiconductors & Semiconductor Equipment — 1.3%
Jiawei Renewable Energy Co. Ltd., Class A(a)	66,200	38,989
LONGi Green Energy Technology Co. Ltd., Class A	20,900	67,585
Risen Energy Co. Ltd., Class A	19,600	33,144
Shenzhen Goodix Technology Co. Ltd., Class A	2,200	56,700

		196,418

Software — 1.0%
Beijing Join-Cheer Software Co. Ltd., Class A(a)	11,100	9,711
Glodon Co. Ltd., Class A	19,700	89,155
Hundsun Technologies, Inc., Class A	4,560	49,238

		148,104

Specialty Retail — 1.1%
Offcn Education Technology Co. Ltd., Class A	59,500	168,642

Technology Hardware, Storage & Peripherals — 0.0%
GRG Banking Equipment Co. Ltd., Class A	5,952	7,972

SCHEDULE OF INVESTMENTS	9

Schedule of Investments (continued) October 31, 2019	BlackRock China A Opportunities Fund (Percentages shown are based on Net Assets)

Security	Shares	Value

Textiles, Apparel & Luxury Goods — 0.1%
Zhejiang Semir Garment Co. Ltd., Class A	5,800	$9,147

Trading Companies & Distributors — 1.6%
Xiamen C & D, Inc., Class A	200,097	240,790

Transportation Infrastructure — 0.1%
Shanghai International Airport Co. Ltd., Class A	1,735	18,758

Water Utilities — 0.9%
Chengdu Xingrong Environment Co. Ltd., Class A	215,600	146,380

Security	Shares	Value

Wireless Telecommunication Services — 0.2%
China United Network Communications Ltd., Class A	27,700	$24,086

Total Common Stocks — 98.9% (Cost: $13,600,613)		15,321,781

Total Long-Term Investments — 98.9% (Cost: $13,600,613)		15,321,781

Total Investments — 98.9% (Cost: $13,600,613)		15,321,781

Other Assets Less Liabilities — 1.1%		171,293

Net Assets — 100.0%		$15,493,074

(a)	Non-income producing security.

Affiliate	Shares Held at 12/27/18	Net Activity	Shares Held at 10/31/19	Value at 10/31/19	Income	Net Realized Gain (Loss)	(a)	Change in Unrealized Appreciation (Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class(b)	—	—	—	$—	$9,569	$—		$—

(a)	Includes net capital gain distributions, if applicable.
(b)	As of period end, the entity is no longer held by the Fund.

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments (a)	$—	$15,321,781	$—	$15,321,781

(a)	See above Schedule of Investments for values in each industry.

See notes to financial statements.

10	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Assets and Liabilities

October 31, 2019

BlackRock China A Opportunities Fund

ASSETS
Investments at value — unaffiliated (cost — $13,600,613)	$15,321,781
Foreign currency at value (cost — $215,703)	217,446
Receivables:
Capital shares sold	100
Dividends — affiliated	25
Dividends — unaffiliated	2
From the Manager	15,060
Deferred offering costs	37,127
Prepaid expenses	30,228

Total assets	15,621,769

LIABILITIES
Bank overdraft	10,830
Payables:
Accounting services fees	14,979
Administration fees	146
Custodian fees	10,616
Trustees’ and Officer’s fees	11
Printing fees	9,463
Professional fees	79,823
Other accrued expenses	2,827

Total liabilities	128,695

NET ASSETS	$15,493,074

NET ASSETS CONSIST OF
Paid-in capital	$11,907,976
Accumulated earnings	3,585,098

NET ASSETS	$15,493,074

NET ASSET VALUE
Institutional — Based on net assets of $8,591,703 and 639,108 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.44

Class K — Based on net assets of $6,901,371 and 513,277 shares outstanding, unlimited number of shares authorized, $0.001 par value	$13.45

See notes to financial statements.

FINANCIAL STATEMENTS	11

Statement of Operations

December 27, 2018 (a) to October 31, 2019

BlackRock China A Opportunities Fund

INVESTMENT INCOME
Dividends — affiliated	$9,569
Dividends — unaffiliated	347,312
Foreign taxes withheld	(35,127)

Total investment income	321,754

EXPENSES
Organization and offering	158,238
Professional	92,696
Investment advisory	86,661
Custodian	30,728
Accounting services	15,348
Printing	10,012
Trustees and Officer	8,334
Administration	4,911
Registration	4,446
Administration — class specific	2,311
Transfer agent — class specific	305
Miscellaneous	5,058

Total expenses	419,048
Less:
Administration fees waived — class specific	(1,093)
Fees waived and/or reimbursed by the Manager	(307,839)
Transfer agent fees waived and/or reimbursed — class specific	(65)

Total expenses after fees waived and/or reimbursed	110,051

Net investment income	211,703

REALIZED AND UNREALIZED GAIN
Net realized gain from:
Investments — unaffiliated	1,591,295
Foreign currency transactions	20,808

1,612,103

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	1,721,168
Foreign currency translations	1,743

1,722,911

Net realized and unrealized gain	3,335,014

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,546,717

(a)	Commencement of operations.

See notes to financial statements.

12	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Statement of Changes in Net Assets

BlackRock China A Opportunities Fund
Period from 12/27/18 (a) to 10/31/19

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$211,703
Net realized gain	1,612,103
Net change in unrealized appreciation (depreciation)	1,722,911

Net increase in net assets resulting from operations	3,546,717

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from capital share transactions	11,946,357

NET ASSETS
Total increase in net assets	15,493,074
Beginning of period	—

End of period	$15,493,074

(a)	Commencement of operations.

See notes to financial statements.

FINANCIAL STATEMENTS	13

Financial Highlights

(For a share outstanding throughout the period)

BlackRock China A Opportunities Fund
Institutional
Period from 12/27/18 (a) to 10/31/19

Net asset value, beginning of period	$10.00

Net investment income (b)	0.20
Net realized and unrealized gain	3.24

Net increase from investment operations	3.44

Net asset value, end of period	$13.44

Total Return (c)
Based on net asset value	34.40%(d)

Ratios to Average Net Assets
Total expenses	3.31%(e)(f)(g)

Total expenses after fees waived and/or reimbursed	0.96%(f)(g)

Net investment income	1.85%(f)(g)

Supplemental Data
Net assets, end of period (000)	$8,592

Portfolio turnover rate	128%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.60%
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

14	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Financial Highlights  (continued)

(For a share outstanding throughout the period)

BlackRock China A Opportunities Fund
Class K
Period from 12/27/18 (a) to 10/31/19

Net asset value, beginning of period	$10.00

Net investment income (b)	0.19
Net realized and unrealized gain	3.26

Net increase from investment operations	3.45

Net asset value, end of period	$13.45

Total Return (c)
Based on net asset value	34.50%(d)

Ratios to Average Net Assets
Total expenses	3.36%(e)(f)(g)

Total expenses after fees waived and/or reimbursed	0.94%(f)(g)

Net investment income	1.81%(f)(g)

Supplemental Data
Net assets, end of period (000)	$6,901

Portfolio turnover rate	128%

(a)	Commencement of operations.
(b)	Based on average shares outstanding.
(c)	Where applicable, assumes the reinvestment of distributions.
(d)	Aggregate total return.
(e)	Audit, offering and organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.65%
(f)	Annualized.
(g)	Excludes expenses incurred indirectly as a result of investments in underlying funds of 0.01%.

See notes to financial statements.

FINANCIAL HIGHLIGHTS	15

Notes to Financial Statements

1.	ORGANIZATION

BlackRock FundsSM (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Massachusetts business trust. BlackRock China A Opportunities Fund (the “Fund”) is a series of the Trust. The Fund is classified as non-diversified.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions. Institutional and Class K Shares are sold only to certain eligible investors.

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
Institutional Shares	No	No	None
Class K Shares	No	No	None

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of equity, multi-asset, index and money market funds referred to as the BlackRock Multi-Asset Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined on the identified cost basis. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Foreign Currency Translation: The Fund’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by the Manager. The Manager reimbursed the Fund $20,000, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. Offering costs are amortized over a 12-month period beginning with the commencement of operations of a class of shares.

Indemnifications: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnification. The Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: The Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the NYSE (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of the Fund’s assets and liabilities:

•	Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more

16	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Fund’s net assets. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities.

4.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement with the Manager, the Fund’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory services. The Manager is responsible for the management of the Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Fund.

For such services, the Fund pays the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of the Fund’s net assets:

Average Daily Net Assets	Investment Advisory Fees

First $1 Billion	0.75%
$1 Billion — $3 Billion	0.71
Greater than $3 Billion	0.68

Administration: The Trust, on behalf of the Fund, entered into an Administration Agreement with the Manager, an indirect, wholly-owned subsidiary of BlackRock, to provide administrative services. For these services, the Manager receives an administration fee computed daily and payable monthly, based on a percentage of the average daily net assets of the Fund. The administration fee, which is shown as administration in the Statement of Operations, is paid at the annual rates below.

Average Daily Net Assets	Administration Fees

First $500 Million	0.0425%
$500 Million — $1 Billion	0.0400
$1 Billion — $2 Billion	0.0375
$2 Billion — $4 Billion	0.0350
$4 Billion — $13 Billion	0.0325
Greater than $13 Billion	0.0300

NOTES TO FINANCIAL STATEMENTS	17

Notes to Financial Statements  (continued)

In addition, the Manager charges each of the share classes an administration fee, which is shown as administration — class specific in the Statement of Operations, at an annual rate of 0.02% of the average daily net assets of each respective class.

For the period ended October 31, 2019, the Fund paid the following to the Manager in return for these services, which are included in administration — class specific in the Statement of Operations:

Institutional	$ 1,218
Class K	1,093

Transfer Agent: Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to servicing of underlying investor accounts. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the period ended October 31, 2019, the Fund paid did not pay any amounts to affiliates in return for these services.

The Manager maintains a call center that is responsible for providing certain shareholder services to the Fund. Shareholder services include responding to inquiries and processing purchases and sales based upon instructions from shareholders. For the period ended October 31, 2019, the Fund did not reimburse any costs incurred in running the call center.

For the period ended October 31, 2019, the following table shows the class specific transfer agent fees borne directly by each share class of the Fund:

Institutional	$ 240
Class K	65

Expense Limitations, Waivers, Reimbursements and Recoupments: The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”). The amount of waivers and/or reimbursements of fees and expenses made pursuant to the expense limitation described below will be reduced by the amount of the affiliated money market fund waiver. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the period ended October 31, 2019, the amount waived was $252.

The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through February 29, 2020. The contractual agreement may be terminated upon 90 days’ notice by a majority of the trustees who are not “interested persons” of the Fund, as defined in the 1940 Act (“Independent Trustees”), or by a vote of a majority of the outstanding voting securities of the Fund. For the period ended October 31, 2019, there were no fees waived and/or reimbursed by the Manager pursuant to this arrangement.

For the period ended October 31, 2019, administration fees waived at the Fund level were $4,910. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Institutional	0.99%
Class K	0.94

The Manager has agreed not to reduce or discontinue these contractual expense limitations through February 29, 2020, unless approved by the Board, including a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Fund. For the period ended October 31, 2019, the Manager waived and/or reimbursed $282,677, which is included in fees waived and/or reimbursed by the Manager in the Statement of Operations.

These amounts waived and/or reimbursed are included in fees waived and/or reimbursed by the Manager, administration fees waived – class specific and transfer agent fees waived and/or reimbursed — class specific in the Statement of Operations. For the period ended October 31, 2019, class specific expense waivers and/or reimbursements are as follows:

Administration Fees Waived
Class K	$ 1,093

Transfer Agent Fees Waived and/or Reimbursed
Class K	$ 65

With respect to the contractual expense limitation, if during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver and/or reimbursement from the Manager, are less than the current expense limitation for that share class, the Manager is entitled to be reimbursed by such share class up to the lesser of: (a) the amount of fees waived and/or expenses reimbursed during those prior two fiscal years under the agreement and (b) an amount not to exceed either the current expense limitation of that share class or the expense limitation of the share class in effect at the time that the share class received the applicable waiver and/or reimbursement, provided that:

(1)	the Fund, of which the share class is a part, has more than $50 million in assets for the fiscal year, and

18	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

(2)	the Manager or an affiliate continues to serve as the Fund’s investment adviser or administrator.

This repayment applies only to the contractual expense limitation on net expenses and does not apply to the contractual investment advisory fee waiver described above or any voluntary waivers that may be in effect from time to time.

As of October 31, 2019, the fund level and class specific waivers and/or reimbursements subject to possible future recoupment under the expense limitation agreement are as follows:

Expiring October 31,
2021
Fund Level	$ 287,587
Class K	1,158

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission (“SEC”), the Fund may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by the Fund’s investment policies and restrictions. The Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A lending BlackRock fund may lend in aggregate up to 15% of its net assets, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing BlackRock fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing BlackRock fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

During the period ended October 31, 2019, the Fund did not participate in the Interfund Lending Program.

Trustees and Officers: Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

5.	PURCHASES AND SALES

For the period ended October 31, 2019, purchases and sales of investments excluding short-term securities were as follows:

	Purchases	Sales
Non-U.S. Government Securities	$28,680,780	$16,671,465

6.	INCOME TAX INFORMATION

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S federal tax returns generally remains open for the period ended October 31, 2019. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of October 31, 2019, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of period end, the following permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Paid-in capital	$ (38,381)
Accumulated earnings	38,381

As of period end, the tax components of accumulated earnings were as follows:

Undistributed ordinary income	$1,902,408

Net unrealized gains (a)	1,682,690

$3,585,098

(a)

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

NOTES TO FINANCIAL STATEMENTS	19

Notes to Financial Statements  (continued)

As of October 31, 2019, gross unrealized appreciation and depreciation for investments based on cost for U.S. federal income tax purposes were as follows:

Tax cost	$13,640,834

Gross unrealized appreciation	$2,071,440
Gross unrealized depreciation	(390,493)

Net unrealized appreciation	$1,680,947

7.	BANK BORROWINGS

The Trust, on behalf of the Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.25 billion credit agreement with a group of lenders. Under this agreement, the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Fund, can borrow up to an aggregate commitment amount of $1.75 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.10% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2020 unless extended or renewed. Prior to April 18, 2019, Participating Funds paid an upfront commitment fee of 0.02% on the total commitment amounts, in addition to administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the period ended October 31, 2019, the Fund did not borrow under the credit agreement.

8.	PRINCIPAL RISKS

In the normal course of business, the Fund invests in securities or other instruments and may enter into certain transactions, and such activities subject the Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. The Fund’s prospectus provides details of the risks to which the Fund is subject.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Fund may invest in illiquid investments. An illiquid investment is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

Counterparty Credit Risk: The Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Fund manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

Concentration Risk: As of period end, the Fund invested a significant portion of its assets in securities in the financial sector. Changes in economic conditions affecting such sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

The Fund invests a significant portion of its assets in securities of issuers located in Asia or with significant exposure to Asian issuers or countries. The Asian financial markets have recently experienced volatility and adverse trends due to concerns in several Asian countries regarding monetary policy, government intervention in the markets, rising government debt levels or economic downturns. These events may spread to other countries in Asia and may affect the value and liquidity of certain of the Fund’s investments.

Investments in Chinese securities, including certain Hong Kong-listed securities, involves risks specific to China. China may be subject to considerable degrees of economic, political and social instability and demonstrates significantly higher volatility from time to time in comparison to developed markets. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and/or political and social instability. Internal social unrest or confrontations with other neighboring countries may disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

20	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Notes to Financial Statements  (continued)

9.	CAPITAL SHARE TRANSACTIONS

Transactions in capital shares for each class were as follows:

	Period from 12/27/18 (a) to 10/31/19
	Shares	Amount
Institutional
Shares sold	639,117	$ 6,796,268
Shares redeemed	(9)	(111)
Net increase	639,108	$ 6,796,157
Class K
Shares sold	513,278	$ 5,150,210
Shares redeemed	(1)	(10)
Net increase	513,277	$ 5,150,200
Total Net Increase	1,152,385	$ 11,946,357

(a)	Commencement of operations.

As of October 31, 2019 shares owned by BlackRock Financial Management, Inc., an affiliate of the Fund, were as follows:

Institutional	500,000
Class K	500,000

10.	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

NOTES TO FINANCIAL STATEMENTS	21

Report of Independent Registered Public Accounting Firm

To the Shareholders of BlackRock China A Opportunities Fund and the Board of Trustees of BlackRock FundsSM:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of BlackRock China A Opportunities Fund of BlackRock FundsSM (the “Fund”), including the schedule of investments, as of October 31, 2019, the related statements of operations, changes in net assets, and the financial highlights for the period from December 27, 2018 (commencement of operations) through October 31, 2019, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, and the results of its operations, changes in its net assets, and the financial highlights for the period from December 27, 2018 (commencement of operations) through October 31, 2019, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

December 20, 2019

We have served as the auditor of one or more BlackRock investment companies since 1992.

22	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Mark Stalnecker 1951	Chair of the Board (Since 2019) and Trustee (Since 2015)	Chief Investment Officer, University of Delaware from 1999 to 2013; Trustee and Chair of the Finance and Investment Committees, Winterthur Museum and Country Estate from 2005 to 2016; Member of the Investment Committee, Delaware Public Employees’ Retirement System since 2002; Member of the Investment Committee, Christiana Care Health System from 2009 to 2017; Member of the Investment Committee, Delaware Community Foundation from 2013 to 2014; Director and Chair of the Audit Committee, SEI Private Trust Co. from 2001 to 2014.	37 RICs consisting of 181 Portfolios	None
Bruce R. Bond 1946	Trustee (Since 2019)	Board Member, Amsphere Limited (software) since 2018; Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	37 RICs consisting of 181 Portfolios	None
Susan J. Carter 1956	Trustee (Since 2016)	Director, Pacific Pension Institute from 2014 to 2018; Advisory Board Member, Center for Private Equity and Entrepreneurship at Tuck School of Business since 1997; Senior Advisor, Commonfund Capital, Inc. (“CCI”) (investment adviser) in 2015; Chief Executive Officer, CCI from 2013 to 2014; President & Chief Executive Officer, CCI from 1997 to 2013; Advisory Board Member, Girls Who Invest from 2015 to 2018 and Board Member thereof since 2018; Advisory Board Member, Bridges Fund Management since 2016; Trustee, Financial Accounting Foundation since 2017; Practitioner Advisory Board Member, Private Capital Research Institute (“PCRI”) since 2017.	37 RICs consisting of 181 Portfolios	None
Collette Chilton 1958	Trustee (Since 2015)	Chief Investment Officer, Williams College since 2006; Chief Investment Officer, Lucent Asset Management Corporation from 1998 to 2006.	37 RICs consisting of 181 Portfolios	None
Neil A. Cotty 1954	Trustee (Since 2016)	Bank of America Corporation from 1996 to 2015, serving in various senior finance leadership roles, including Chief Accounting Officer from 2009 to 2015, Chief Financial Officer of Global Banking, Markets and Wealth Management from 2008 to 2009, Chief Accounting Officer from 2004 to 2008, Chief Financial Officer of Consumer Bank from 2003 to 2004, Chief Financial Officer of Global Corporate Investment Bank from 1999 to 2002.	37 RICs consisting of 181 Portfolios	None
Lena G. Goldberg 1949	Trustee (Since 2019)	Senior Lecturer, Harvard Business School, since 2008; Director, Charles Stark Draper Laboratory, Inc. since 2013; FMR LLC/ Fidelity Investments (financial services) from 1996 to 2008, serving in various senior roles including Executive Vice President - Strategic Corporate Initiatives and Executive Vice President and General Counsel; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	37 RICs consisting of 181 Portfolios	None
Robert M. Hernandez 1944	Trustee (Since 2019)	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director and non-executive Chairman, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	37 RICs consisting of 181 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Henry R. Keizer 1956	Trustee (Since 2019)	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) from 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	37 RICs consisting of 181 Portfolios	Hertz Global Holdings (car rental); Montpelier Re Holdings, Ltd. (publicly held property and casualty reinsurance) from 2013 until 2015; Sealed Air Corp. (packaging); WABCO (commercial vehicle safety systems)

TRUSTEE AND OFFICER INFORMATION	23

Trustee and Officer Information  (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Cynthia A. Montgomery 1952	Trustee (Since 2007)	Professor, Harvard Business School since 1989.	37 RICs consisting of 181 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Donald C. Opatrny 1952	Trustee (Since 2019)	Trustee, Vice Chair, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014; Member of the Board and Investment Committee, University School from 2007 to 2018; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President and Trustee, the Center for the Arts, Jackson Hole from 2011 to 2018; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Member of Affordable Housing Supply Board of Jackson, Wyoming since 2018; Member, Investment Funds Committee, State of Wyoming since 2017; Trustee, Phoenix Art Museum since 2018.	37 RICs consisting of 181 Portfolios	None
Joseph P. Platt 1947	Trustee (Since 2007)	General Partner, Thorn Partners, LP (private investments) since 1998; Director, WQED Multi-Media (public broadcasting not-for- profit) since 2001; Chair, Basic Health International (non-profit) since 2015.	37 RICs consisting of 181 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company); Consol Energy Inc.
Kenneth L. Urish 1951	Trustee (Since 2007)	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Past-Chairman of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since founding in 2001; Principal, UP Strategic Wealth Investment Advisors, LLC since 2013; Trustee, The Holy Family Institute from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	37 RICs consisting of 181 Portfolios	None
Claire A. Walton 1957	Trustee (Since 2016)	Chief Operating Officer and Chief Financial Officer of Liberty Square Asset Management, LP from 1998 to 2015; General Partner of Neon Liberty Capital Management, LLC since 2003; Director, Boston Hedge Fund Group from 2009 to 2018; Director, Woodstock Ski Runners since 2013; Director, Massachusetts Council on Economic Education from 2013 to 2015.	37 RICs consisting of 181 Portfolios	None

24	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Trustee and Officer Information  (continued)

Interested Trustees (a)(d)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	123 RICs consisting of 291 Portfolios	None
John M. Perlowski (e) 1964	Trustee (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	124 RICs consisting of 292 Portfolios	None

(a) The address of each Trustee is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.

(b) Independent Trustees serve until their resignation, retirement, removal or death, or until December 31 of the year in which they turn 75. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)  Following the combination of MLIM and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Furthermore, effective January 1, 2019, three BlackRock Fund Complexes were realigned and consolidated into two BlackRock Fund Complexes. As a result, although the chart shows the year that each Independent Trustee joined the Board, certain Independent Trustees first became members of the boards of other BlackRock-advised Funds, legacy MLIM funds or legacy BlackRock funds as follows: Bruce R. Bond, 2005; Robert M. Hernandez, 1996; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Kenneth L. Urish, 1999; Lena G. Goldberg, 2016; Henry R. Keizer, 2016; Donald C. Opatrny, 2015.

(d) Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Fixed-Income Complex.

(e) Mr. Perlowski is also a trustee of the BlackRock Credit Strategies Fund.

TRUSTEE AND OFFICER INFORMATION	25

Trustee and Officer Information  (continued)

Officers Who Are Not Trustees (a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years
Thomas Callahan 1968	Vice President (Since 2016)	Managing Director of BlackRock, Inc. since 2013; Member of the Board of Managers of BlackRock Investments, LLC (principal underwriter) since 2019 and Managing Director thereof since 2017; Head of BlackRock’s Global Cash Management Business since 2016; Co-Head of the Global Cash Management Business from 2014 to 2016; Deputy Head of the Global Cash Management Business from 2013 to 2014; Member of the Cash Management Group Executive Committee since 2013; Chief Executive Officer of NYSE Liffe U.S. from 2008 to 2013.
Jennifer McGovern 1977	Vice President (Since 2014)	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Development and Oversight for BlackRock’s Strategic Product Management Group since 2019; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group from 2013 to 2019.
Neal J. Andrews 1966	Chief Financial Officer (Since 2007)	Chief Financial Officer of the iShares® exchange traded funds since 2019; Managing Director of BlackRock, Inc. since 2006.
Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.
Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Lisa Belle 1968	Anti-Money Laundering Compliance Officer (Since 2019)	Managing Director of BlackRock, Inc. since 2019; Global Financial Crime Head for Asset and Wealth Management of JP Morgan from 2013 to 2019; Managing Director of RBS Securities from 2012 to 2013; Head of Financial Crimes for Barclays Wealth Americas from 2010 to 2012.
Janey Ahn 1975	Secretary (Since 2019)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)	Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Trustees and Officers is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling (800) 537-4942.

Effective September 19, 2019, Lisa Belle replaced John MacKessy as the Anti-Money Laundering Compliance Officer of the Trust.

Effective September 19, 2019, Janey Ahn replaced Benjamin Archibald as the Secretary of the Trust.

Investment Adviser and Administrator
BlackRock Advisors, LLC
Wilmington, DE 19809

Accounting Agent
JPMorgan Chase Bank, N.A.
New York, NY 10179

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Custodian
JPMorgan Chase Bank, N.A.
New York, NY 10179

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Sidley Austin LLP
New York, NY 10019

Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

26	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 537-4942.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Fund’s Forms N-PORT and N-Q are available on the SEC’s website at sec.gov. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 537-4942.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 537-4942; (2) at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at blackrock.com; or by calling (800) 537-4942 and (2) on the SEC’s website at sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed-income and tax-exempt investing. Visit blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 537-4942 from 8:00 AM to 6:00 PM ET on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at blackrock.com.

Automatic Investment Plans

Investor class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

ADDITIONAL INFORMATION	27

Additional Information  (continued)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

28	2019 BLACKROCK ANNUAL REPORT TO SHAREHOLDERS

Want to know more?

blackrock.com    |    877-275-1255 (1-877-ASK-1BLK)

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CHINA-10/19-AR

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-441-7762.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Neil A. Cotty
Robert M. Hernandez
Henry R. Keizer
Kenneth L. Urish
Claire A. Walton

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock China A Opportunities Fund	$37,546	N/A	$0	N/A	$14,100	N/A	$0	N/A

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock’) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

Current Fiscal Year End	Previous Fiscal Year End

(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,050,500	$2,274,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,050,500 and $2,274,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock China A Opportunities Fund	$14,100	N/A

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored and advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,050,500	$2,274,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to the registrant.

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Certifications – Attached hereto

(a)(3) Not Applicable

(a)(4) Not Applicable

(b) Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: January 3, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds

Date: January 3, 2020

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Funds

Date: January 3, 2020